SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 23, 2003

NetBank, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-22361	58-2224352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11475 Great Oaks Way, Suite 100

Alpharetta, Georgia  30022

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code   (770) 343-6006

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

a.                  Exhibits

99.1       Press Release dated April 23, 2003

Item 9.  Regulation FD Disclosure

                The following information is intended to be included under “Item 12.  Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

                On April 23, 2003, NetBank, Inc. (“NetBank”) issued a press release regarding its financial results for the quarter ended March 31, 2003.  The press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

The information contained or referenced to in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless NetBank specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETBANK, INC.

Date: April 23, 2003	By:	/s/ Steven F. Herbert
Steven F. Herbert
Chief Financial Executive

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99	Press Release dated April 23, 2003